Bear Stearns 13th Annual Global Credit Conference

The Waldorf Astoria Hotel
New York, New York
May 19, 2004

Paul Sunu
Chief Financial Officer
Madison River Communications

============================================================================

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, acquisition and divestiture opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. You should refer to the Risk Factors section of the Company Form 10-K filed with the SEC.

============================================================================

Regulation G Disclosure

Adjusted Operating Income, which is a non-GAAP financial measure, is operating income (loss) before depreciation and amortization expenses and non-cash long-term incentive plan expenses. Adjusted Operating Income margin is Adjusted Operating Income divided by total revenues. Management uses Adjusted Operating Income and Adjusted Operating Income margin to measure its operating performance. You should be aware that these metrics for measuring the Company's financial results will be different from comparable information provided by other companies and should not be used as an alternative to the operating and other financial information of the Company as determined under accounting principles generally accepted in the United States. The computation of Adjusted Operating Income and Adjusted Operating Income margin and a reconciliation of those measures to operating income (loss), operating income margin and net income (loss) can be found in the Appendix of this presentation.

============================================================================

WHAT WE BRING TOGETHER SETS US APART!

Attractive Markets >                                < Experienced Management
                                [MADISON RIVER
Growing Positive Cash Flow >    COMMUNICATIONS      < Proven Acquisition
                                    LOGO]             Integration Abilities

Successful New Services >                          < Quality Equity
                                                      Sponsorship

============================================================================

REGIONAL FOCUS IN STRATEGIC
Fast Growing Southeast


            [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
                MADISON RIVER OPERATING MARKETS IN ILLINOIS,
               NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]


Connections by State:

North Carolina   19,442 Connections
Illinois         87,529 Connections
Alabama          68,352 Connections
Georgia          48,946 Connections
Louisiana         6,540 Connections


For 1Q 2004:
230,809 Connections in Service
$48.6 Million Revenue
$25.9 Million Adjusted Operating Income
Lowered Leverage to 5.7x (a) from 6.6x at 1Q03


(a) The LTM Adjusted Operating Income within the leverage calculation excludes a $0.7M reversal of restructuring charges in 2H2003.

============================================================================

RLEC Stability and Edge out Strategy

*   Rural Line Exchange Carrier (RLEC):
    - 17th largest telephone company in USA (a)
    - Adjusted Operating Income margin at 56%
    - Proven Management
    - 216,099 voice and data connections at 1Q04

*   Edge Out Services (EOS):
    - Edge-Out strategy from RLEC
    - 14,710 voice and data connections at 1Q04
    - Positive Adjusted Operating Income

Source: USTA Phone Facts Plus Telecom Trends 2004

============================================================================

HIGHLIGHTS


*   Residential DSL penetration is 23.8% of households

*   Continuing to pay down Debt
    -   Paid off $10M RTFC Line of Credit
    -   Paid off Coastal Mortgage Note in 1Q04

* Lowered RLEC leverage to about 3.8x 1Q04 LTM Adjusted Operating Income from 4.2x at 1Q03

*   RLEC Adjusted Operating Income margins to about 56%

*   EOS positive Adjusted Operating Income since 4Q 2002

* Amended RTFC loan agreement to improve liquidity and gain operating flexibility

============================================================================

QUALITY RLEC
Access Lines and Demographics

*   68% residential/32% business lines

*   Average household income:          $46,234

*   Median Age:                        36

*   Total population:                  312,820

*   Total residential primary lines:   117,959

*   About 23.8%(a) residential DSL penetration of households

* Low second line exposure: 7,532 lines or less than 6.0% penetration of residential access lines

(a) Residential DSL penetration of households is calculated by dividing residential DSL connections by residential primary lines (R-1s)

============================================================================

YEAR OVER YEAR:
CONTINUOUS IMPROVEMENT

* Consistent and Improving Performance

* 6.8% increase in normalized Adjusted Operating Income

* 4.9% growth in RLEC Connections

* 70.9% growth in DSL

                                                  1Q 04           1Q 03
                                                ---------       ---------
         Total Revenue                           $48.6 M         $45.1 M
         Total Adjusted Operating Income (a)     $25.9 M         $24.2 M
         RLEC Revenue                            $45.5 M         $41.5 M
         RLEC Adjusted Operating Income (b)      $25.4 M         $23.7 M
         Connections - RLEC                      216,099         206,240
         Access Lines - RLEC                     185,453         188,305
         DSL - RLEC                               30,646          17,935
         Cap Ex                                  $ 4.9 M         $ 1.5 M

(a) Adjusted Operating Income excludes a $2.7 M one time non-cash pension curtailment benefit in 1Q 2003
(b) Adjusted Operating Income excludes a $2.2 M one time non-cash pension curtailment benefit in 1Q 2003

============================================================================

MAINTAINING CONNECTIONS
Madison River - RLEC

                     [BAR GRAPH SHOWING TOTAL CONNECTIONS
               IN THE RLEC BROKEN DOWN INTO PRIMARY LINES, SECOND
                   LINES AND DSL CONNECTIONS - 3Q01 TO 1Q04]

                              Primary    Second       DSL           Total
                               Lines     Lines    Connections    Connections
                              -------    ------   -----------    -----------
                  3Q01        181,891    12,299       9,215        203,405
                  4Q01        182,449    12,361      11,137        205,947
                  1Q02        183,746    11,946      13,479        209,171
                  2Q02        183,264    11,902      14,363        209,529
                  3Q02        181,920    11,083      15,097        208,100
                  4Q02        179,709    10,544      16,423        206,676
                  1Q03        178,542     9,763      17,935        206,240
                  2Q03        177,991     9,554      19,437        206,982
                  3Q03        178,665     8,928      21,194        208,787
                  4Q03        177,703     8,200      24,181        210,084
                  1Q04        177,921     7,532      30,646        216,099

============================================================================

GROWTH IN PRIMARY LINES IN
SOUTHEASTERN REGION

                   [BAR GRAPH SHOWING PRIMARY LINE GAIN/(LOSS) AND
             SECOND LINE GAIN/(LOSS) BY COMPANY BASED ON 1Q04 LTM RESULTS]


              Primary Line Gain/ (Loss)         Second Line Gain/(Loss)
                Mebtel            149           Mebtel           (384)
                Gallatin       (2,579)          Gallatin         (981)
                Gulf              841           Gulf             (261)
                Coastal           968           Coastal          (605)


*   1Q 2004 LTM results for RLEC

*   Signs of growth in MebTel, Gulf and Coastal primary access lines

*   Second Lines were responsible for 78% of the total access line loss

* Gallatin River's weak economy accounted for over 100% of the total access line loss

============================================================================

CONTINUED RLEC DSL GROWTH
Subscribers Growth & Penetration of Total Access Lines

       [CHART SHOWING DSL SUBSCRIBERS AND DSL % PENETRATION OF TOTAL
                    ACCESS LINES - 4Q 2000 TO 1Q 2004]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  4,331                         2.21%
   1Q 2001                  6,366                         3.23%
   2Q 2001                  7,799                         4.04%
   3Q 2001                  9,215                         4.76%
   4Q 2001                 11,137                         5.73%
   1Q 2002                 13,479                         6.91%
   2Q 2002                 14,363                         7.38%
   3Q 2002                 15,097                         7.84%
   4Q 2002                 16,423                         8.66%
   1Q 2003                 17,935                         9.55%
   2Q 2003                 19,437                        10.39%
   3Q 2003                 21,194                        11.33%
   4Q 2003                 24,181                        13.04%
   1Q 2004                 30,646                        16.52%

============================================================================

YEAR OVER YEAR IMPROVEMENT
Madison River - RLEC
(all $ in millions)

             [BAR GRAPH SHOWING ADJUSTED OPERATING INCOME MARGIN % ON ANNUAL
                    BASIS FROM 1998 TO 2003 AND FOR 1Q 2004]

                   1998       1999      2000      2001      2002      2003     1Q 2004
                  -------    ------    ------    ------    ------    ------    -------
RLEC Revenue      $ 145.2   $ 162.6   $ 169.4   $ 167.7    $ 168.9   $ 172.5   $ 45.5
RLEC AOI          $  46.9   $  64.1   $  73.9   $  84.8    $  90.6   $  96.7   $ 25.4
Margin %             32.3%     39.4%     43.6%     50.6%      53.6%     56.1%    56.0%


(a) Pro forma presentation as if all the acquisitions and dispositions had been consummated at the beginning of 1998. See Appendix for further calculation detail.

============================================================================

MebTel Communications

North Carolina


                         [MEBTEL COMMUNICATIONS LOGO]

            [MAP OF MEBTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                  LOCATION WITHIN STATE OF NORTH CAROLINA]

   *   Located between Greensboro & Raleigh, North Carolina


   *   MebTel acquired in January, 1998


   *   19,442 Total Connections
        - 14,340 RLEC Connections
        -  5,102 EOS Connections

============================================================================

Gallatin River Communications

Illinois


                     [GALLATIN RIVER COMMUNICATIONS LOGO]

        [MAP OF GALLATIN RIVER COMMUNICATIONS FRANCHISED TERRITORIES AND
                      LOCATION WITHIN STATE OF ILLINOIS]

   *   Exchanges located in Galesburg, Dixon and Pekin, Illinois


   *   Acquired Gallatin River assets in November, 1998


   *   87,529 Total Connections
        - 84,461 RLEC Connections
        -  3,068 EOS Connections

============================================================================

GulfTel Communications

Alabama


                        [GULFTEL COMMUNICATIONS LOGO]


            [MAP OF GULFTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                      LOCATION WITHIN STATE OF ALABAMA]

   *   Located east of Mobile in Foley, Alabama


   *   GulfTel acquired in September, 1999


   *   68,352 RLEC Connections
   *    6,540 EOS Connections in Louisiana and Mississippi

============================================================================

Coastal Communications

Georgia


                        [COASTAL COMMUNICATIONS LOGO]

            [MAP OF COASTAL COMMUNICATIONS FRANCHISED TERRITORY AND
                       LOCATION WITHIN STATE OF GEORGIA]

   *   Located southwest of Savannah in Hinesville, Georgia


   *   Coastal acquired in March, 2000


   *   48,946 RLEC Connections


   *   Fort Stewart:
        - Deployed Jan 2003
        - Returned Sep 2003
        - Announced deployment to begin 3Q04 with full deployment by 1Q05

============================================================================

RLEC GROWING SERVICE PENETRATION

Product            YE 2000 (a)      YE 2001      YE 2002       YE 2003       1Q04      1Q04 Units
-------            -------          -------      -------      --------      -------    ----------
Internet (Dial-up)    15.6%            15.4%        14.6%        12.8%         11.2%       20,663
DSL                    2.3%             5.7%         8.6%        13.0%         16.6%       30,646
Long Distance         32.4%            41.2%        48.1%        52.1%         53.6%       99,172
Voice Mail            11.0%            15.9%        19.8%        23.2%         25.7%       47,519
Caller ID             21.8%            28.2%        31.4%        35.0%         37.0%       68,415
Call Waiting          29.9%            33.2%        34.2%        35.1%         36.7%       67,784
Call Forwarding       13.1%            21.3%        25.4%        26.8%         29.3%       54,209
Second Lines (b)       9.1%             9.1%         8.1%         6.5%          6.0%        7,532


(a) Year 2000 numbers pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001

(b) Second line penetration based on residential lines only

============================================================================

CAPITAL EXPENDITURE DISCIPLINE

*   Madison River has a disciplined and rational approach to Capital
    Expenditures

* Each element of the business is reviewed for quantification of Cap Ex requirements

*   Cap Ex is prioritized based on return on investment

* Cap Ex primarily for rate base maintenance is not productive use of cash

* Track record of appropriately allocating Cap Ex while maintaining revenue, quality of service and network

============================================================================

RLEC CAPITAL EXPENDITURES
(all $ in millions)

* High quality plant capable of delivering DSL to approximately 90% of the base

*   Short loop lengths allow multi-megabit DSL service

*   TDM and ATM network with fiber infrastructure

*   Equipped for IP

*   Video solution through partnership would require little to no Cap Ex

                 [BAR GRAPH SHOWING RLEC CAPITAL EXPENDITURES
                FROM YEARS 2000 TO 2003 WITH ESTIMATE FOR 2004]


     2000                         $ 28.9 M
     2001                           18.8 M
     2002                           10.7 M
     2003                           12.0 M
     2004(E)                        12.5 M


============================================================================

NETWORK CAPABLE OF MORE BANDWIDTH

*   ADSL2+ Technology provides 3x more bandwidth on copper than ADSL
*   Bandwidth requirements decrease
* Future Cap Ex can be tailored similar to DSL deployment to maximize return on investment

                      [ILLUSTRATION ENTITLED "WHAT'S NEXT
                         VIDEO OVER COPPER: A REALITY]


      Bandwidth Enhancements >>>>>>>     <<<<<<< Bandwidth Uses

      ADSL    ADSL2    ADSL2+               Windows       MPEG4      MPEG2
                                            Media 9
     8Mbps   12 Mbps  24 Mbps                 800K       >2 Mbps    3.5 Mbps

[PARADYNE LOGO]

============================================================================

Network Ready To Handle ADSL2+

* No material change to Madison River network architecture required to deploy ADSL2+

*   Attenuation for ADSL2+ under 20 Mbps not different than ADSL

* Current architecture with remotes well suited to deliver ADSL2+ without material increase to Cap Ex


                 [LINE GRAPH ILLISTRATION OF ADSL, ADSL2 AND ADSL2+
                         ATTENUATION AT VARIOUS LENGTHS]


[PARADYNE LOGO]

============================================================================

Regulatory: USF

*   Low reliance on USF and comparatively lower than peers

    - Total Annualized USF per USAC for 1Q 2004

      - High Cost funding at $3.7M or 2.0% of revenues

      - State USF support at $1.4M or 0.8% of revenues

      - Total federal and state support of $12.4M or 6.8% of revenues

============================================================================

Competition:
Home Court Advantage

*   Trusted provider of services

*   Local management and presence

* Each of our RLECs have served their respective communities for over 50 years

*   Advanced technology and quality of service delivered consistently

*   25% - 38% (a) of our residential customers pay bills in person

*   Bundling services for value creation

*   "No Limits" package success

(a) Percentage varies by operating company

============================================================================

STRONG OFFER/STRONG OFFENSIVE

            [PICTURE OF MEBTEL'S "NO LIMITS" PACKAGE ADVERTISEMENT]

*   New Product Bundle with Strong Market Acceptance

*   No Limits Package price at about $85

*   Rolled out in all RLEC markets by December 2003

*   Of packages in billing:
    - Over 57% new DSL subscribers
    - Over 28% new LD subscribers
    - Increase of over $14 ARPU (a) per subscriber

*   Subject to a One Year Contract

(a) RLEC ARPU - March 2004

============================================================================

MADISON RIVER CAPITAL, LLC
Pro Forma Capitalization

(all $ in millions)


1Q 2004 Capitalization          Amount          % of Cap          Leverage
---------------------           -------         --------          --------
  Cash                        $  15.2
  Net Senior Secured Debt(a)  $ 368.7           47.3%             3.8x (b)
  Misc. Debt (c)              $   0.4
  Senior Notes                $ 198.0
                              -------
  Net Debt                    $ 567.1           72.8%             5.7x (d)
  Cash Equity Contribution    $ 211.7           27.2%
                              -------          ------
  Total Capitalization        $ 778.7          100.0%
                              =======          ======

(a) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $42.7 million and cash $15.2 million.
(b) Net Senior Secured Levarage: Net Senior Secured Debt/$96.4M (which is 1Q 2004 LTM RLEC Adjusted Operating Income, but excluding a $0.1M reversal of restructuring charges).
(c) Misc. Debt = $0.4M for MDCP Note convertible into equity of Madison River Telephone Company.
(d) Net Debt Leverage: Net Debt/$98.9M (which is 1Q 2004 LTM Consolidated Adjusted Operating Income, but excluding a $0.7M reversal of restructuring charges).

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

MADISON RIVER CAPITAL, LLC
Improving Leverage Ratios (a) (b)

       [BAR GRAPH SHOWING CONSOLIDATED LEVERAGE RATIOS AND RLEC LEVERAGE
                     RATIOS FOR 2000 TO 1Q 2004]


                                2000         2001         2002         2003      1Q 2004
                              -----------------------------------------------------------
Consolidated Leverage           10.3x       10.2x         7.0x         5.7x         5.7x

RLEC Leverage                    5.1x        4.8x         4.4x         3.8x         3.8x


(a) Consolidated Leverage Ratio = (Total Gross Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by $98.9M (which is 1Q 2004 LTM Adjusted Operating Income, but excluding a $0.7M reversal of restructuring charges).

(b) RLEC Leverage Ratio = (Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by $96.4M (which is RLEC's 1Q 2004 LTM Adjusted Operating Income, but excluding $0.1M Reversal of restructuring charges).

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

IMPROVING LIQUIDITY
Year Over Year

(all $ in millions)

      [BAR GRAPH SHOWING INCREASES IN LIQUIDITY LEVELS COMPARING ENDING LIQUIDITY FOR MOST RECENT QUARTER TO COMPARABLE PRIOR YEAR QUARTER
                        FOR THE LAST FOUR QUARTERS]

Liquidity = Cash + Available Line of Credit


                             Change in Liquidity
          2Q03 TO 2Q02            $ 2.0 M

          3Q03 TO 3Q02            $ 14.7 M

          4Q03 TO 4Q02            $ 19.1 M

          1Q04 TO 1Q03            $ 18.6 M



     *   Paid off $2.3M Coastal Mortgage Note during 1Q04

     *   Bond Interest Paid in 1Q and 3Q

     *   $41M Line of Credit Undrawn and Fully Available 1Q04

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

RTFC:
STRONG SUPPORTER OF RURAL TELEPHONY

*   Rural Telephone Finance Cooperative (RTFC)

*   Private, not government sponsored or affiliated

*   $5.5B in Assets and $4.9B in loans outstanding

* Membership limited to cooperatives and entities engaged in providing telecommunications to rural communities

    - Approximately 513 members at FYE03

* Affiliated with and associate member of National Rural Utilities Cooperative Finance Corporation (CFC)

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

RTFC LOAN STRUCTURE

* Borrower purchases RTFC equity or Subordinated Capital Certificates (SCC) at time of borrowing
    - 10% in SCC required for each loan
    - RTFC makes loans available to cover purchase of SCC
    - $1,000 loan requires $100 SCC for total loan of $1,100

* Proportionate amount of SCC redeemed in March for principal payments in the prior year
    - Payment of $1,000 in principal redeems $100 SCC
    - Redemption can be immediate upon request for large payments
      - $160M payment extinguished $176M loan with redemption of SCC

* Annual patronage dividends received in January based on prior year performance of cooperative
    - Madison River received approximately $2M in cash dividends for January 2004

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

RTFC LOAN

*   Long Dated Secured Term Notes

    - $426.6M with final maturity in 2016

    - $42.7M in SCCs

    - Net RTFC term Notes    $384 M


*   Ample Line of Credit
    - $41 M in revolving line of credit matures March 05
    - Anticipate renewal of line
    - $41M undrawn and fully available at 1Q04

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

RTFC AMENDED LOAN AGREEMENT

*   $9.4M annual principal payment is minimum payment to RTFC through 2010

*   Excess cash flow sweep provides liquidity and operating flexibility

    - Excess Cash Flow is defined as Adjusted Operating Income less Approved Annual Capital Budget, income taxes, bond purchases, principal and interest payments, non-cash RTFC patronage capital, and Permitted Dividends

*   Approximately 45 basis points increase in interest rates and $50K in fees

*   Performance pricing based on leverage

*   3-year capex budget must be approved by lender

*   Can buy back bonds up to $6M per year

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

MATERIAL CHANGE TO LIQUIDITY
(all $ in millions)


    RTFC                 Term Loan
    Year                Amortization                %
    ----               ------------                ---
    2003                 $   0.0                   0.0%
    2004                     4.7                   1.1%
    2005                     9.4                   2.2%
    2006                     9.4                   2.2%
    2007                     9.4                   2.2%
    2008                     9.4                   2.2%
    2009                     9.4                   2.2%
    2010                     9.4                   2.2%
    2011                    35.4                   8.3%
    2012                    62.3                  14.6%
   2013-16                 267.8                  62.8%
   -------                 -----                 ------
    Total                $ 426.6                 100.0%


Significantly Improves Liquidity through reduced Principal Payment by:

      - Through 2007: $100M

      - Through 2010: $170M

Eliminates Refinancing Risk

      - Bonds mature March 2010 ahead of secured

      - Improved liquidity increases capital structure flexibility

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

EXPERIENCED MANAGEMENT TEAM

Management Team
---------------
Steve Vanderwoude: Chairman & CEO, founder

Paul Sunu: Chief Financial Officer, founder

Ken Amburn: Chief Operating Officer

Bruce Becker: Chief Technology Officer

Mike Skrivan: Managing Director - Revenues

Jim Ogg: Managing Director, founder




* Senior Management averaging over 30 years experience

* Proven ILEC Operator

* Responsible

* Responsive

* Resilient

============================================================================

QUALITY MANAGEMENT TEAM

     CHARACTER                     OBJECTIVE                       RESULT

                 >     Add value to acquired RLECS    >    Grew RLEC Adjusted
  Responsible     >        through disciplined         >   Op Inc Margin from
                 >           operating plan           >        32% to 56%

                 >       New products launched to     >    Increased services
    Responsive    >       meet market demand in        >    and revenues with
                 >      DSL, data and long distance   >       high margins

                 >        Amended RTFC facility       >    Improve Adjusting
    Resilient     >         Revised EOS plan           >    Operating Income
                  >      Renegotiated Coastal Put      >     and Liquidity
                 >         Sold non-core assets       >

============================================================================

MADISON RIVER BOARD OF DIRECTORS
ACTIVE AND INVOLVED MEMBERS

Name                    Affiliations                   Position/Committee
----                    ------------                   -------------------
Steve Vanderwoude       CEO, Madison River             Chairman
Paul Sunu               CFO, Madison River             Member
James N. Perry, Jr      Madison Dearborn Partners      Compensation Committee
Michael Cole            Madison Dearborn Partners      Audit Committee
Sanjeev K. Mehra        Goldman, Sachs & Co.           Compensation Committee
Joseph P. DiSabato      Goldman, Sachs & Co.           Member
Mark A. Pelson          Providence Equity Partners     Audit Committee
Richard A. May          Former CEO, Great Lakes REIT   Audit Committee

============================================================================

EQUITY SPONSORSHIP AT MRTC

[PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

                 Madison River Telephone Company, LLC Equity

                    Madison Dearborn                 37.2%
                    Goldman Sachs                    31.0%
                    Providence Equity                20.5%
                    Former Coastal Shareholders       7.8%
                    Management                        3.5%

============================================================================

SUMMARY

   * Stable and improving operations

   * Proven Track Record of Operating and Integrating RLECs

   * Strong Penetration of DSL and Long Distance

   * Increasing Adjusted Operating Income margins

   * Attractive Markets and Strong Liquidity

   * Network Architecture Positioned to Provide New Services

   * Lowered leverage to under 5.7x at 1Q04 from 6.6x at 1Q03

   * Experienced and Incentivized Management Team

============================================================================

                      [MADISON RIVER COMMUNICATIONS LOGO]

     [COASTAL COMMUNICATIONS LOGO]        [MEBTEL COMMUNICATIONS LOGO]

  [GALLATIN RIVER COMMUNICATIONS LOGO]    [GULFTEL COMMUNICATIONS LOGO]

============================================================================

                                   APPENDIX

============================================================================

Adjusted Operating Income to Net Operating Income Reconciliation (a)

                                       First quarter ended
                                         March 31, 2004
                                        -----------------
                                         RLECs          Total
                                        ------          -----
Adjusted Operating Income (AOI)         $  25.4        $  25.9
Less: Depreciation & Amortization          (8.8)         (12.1)
      Long-Term Incentive Plan             (0.9)          (0.9)
      ------------------------            -----          -----
Net operating income (loss)                15.8           12.9
                                          =====          =====


(a) Adjusted Operating Income equals Net operating income less Depreciation and Amortization less Long-Term Incentive Plan.

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


Pro Forma RLEC
Adjusted Operating Income
to Net Operating Income Reconciliation  (a) (b)


                                       1998    1999     2000     2001     2002     2003    1Q04
                                     ------------------------------------------------------------
Net Operating Income (Loss)         $  5.4   $ 29.8   $ 27.0   $ 35.8   $ 49.7   $ 54.5    $ 15.8
Less: Depreciation & Amortization    (43.0)   (33.8)   (45.2)   (48.2)   (35.2)   (36.9)     (8.8)
        Long-Term Incentive Plan       0.0     (1.6)    (3.2)    (1.7)    (5.5)    (5.4)     (0.9)
        Discontinued Operations        0.0     (0.3)     0.0      0.0      0.0      0.0       0.0
        Staunton Livingston Sale       1.5      1.5      1.5      0.9      0.0      0.0       0.0
                                      ----    -----    -----    -----    -----    -----      ----
Adjusted Operating Income (AOI)     $ 46.9   $ 64.1   $ 73.9   $ 84.8   $ 90.5   $ 96.8    $ 25.4
                                     =====    =====    =====    =====    =====    =====     =====

Revenue                             $145.2   $162.6   $169.4   $167.7   $168.9   $172.5    $ 45.5
                                     =====    =====    =====    =====    =====    =====     =====

AOI Margin                           32.3%    39.4%    43.6%    50.6%    53.6%    56.1%     56.0%
                                     =====    =====    =====    =====    =====    =====     =====


(a) Pro Forma presentation as if the all the acquisitions and dispositions had been consummated at the beginning of 1998. RLEC Adjusted Operating Income equals RLEC Net operating income less RLEC Depreciation & Amortization, less RLEC Long-Term Incentive Plan, less Restructure Charges, less Discontinued Operations, less Staunton Livingston Exchanges sale.

(b) RLEC Adjusted Operating Income Margin equals RLEC Adjusted Operating Income divided by RLEC Revenue.

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




Madison River Capital, LLC
Leverage Reconciliation


                                    2000         2001        2002        2003        1Q03       1Q04
                                  ------------------------------------------------------------------
Total Debt                          $ 678.1      $ 680.0     $ 661.6     $ 637.2     $ 654.9    $ 625.0
RTFC subordinated
capital certificates held              46.9         46.8        46.1        44.0        44.0       42.7
Cash                                   63.4         21.6        20.0        28.1        17.6       15.2
                                      ------       ------       -----       -----       ----       ----
Net Debt                            $ 567.8      $ 611.6     $ 595.6      $ 565.1     $ 593.3    $ 567.1
                                      ======       ======      ======      ======      =====      =====

Net operating income (loss)         $   0.0      $   0.0     $  28.9      $ 42.5     $  32.5    $  42.9
Add: Depreciation & Amortization       50.1         58.5        50.6        52.1        50.7       51.8
          Long-Term Incentive Plan      4.8          1.3         5.3         5.4         7.4        4.2
                                       ------       ------       -----       -----      ----       ----
Adjusted Operating Income,
 net of restructuring                $  54.9     $  59.8     $  84.8      $ 100.0     $  90.5    $  98.8
                                       ======       ======      ======      ======     ======      =====

Leverage Ratio                         10.3x         10.2x        7.0x        5.7x       6.6X       5.7X
                                       ======       ======      ======      ======      =====       ====

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

Madison River
RLEC Leverage Reconciliation


                                      2000         2001        2002        2003        1Q03      1Q04
                                    -------------------------------------------------------------------
Total Debt                          $ 480.3      $ 482.1     $ 463.5     $ 436.6     $ 456.7   $ 426.6
RTFC subordinated
 capital certificates held             47.0         46.8        46.1        44.0        44.0      42.7
Cash                                   63.4         21.6        20.0        28.1        17.6      15.2
                                      -----       ------       -----       -----       -----      ----
Net Debt                            $ 370.0      $ 413.7     $ 397.5     $ 364.4     $ 395.1   $ 368.7
                                      =====       ======      ======      ======       =====     =====

Net operating income (loss)         $  24.9      $  35.8     $  49.7     $  54.5     $  51.7   $  55.2
Add: Depreciation & Amortization       43.8         48.2        35.2        36.9        35.1      37.0
          Long-Term Incentive Plan      3.2          1.7         5.5         5.4         7.3       4.2
                                      -----       ------       -----       -----       -----      ----
Adjusted Operating Income,
net of restructuring                $  71.9      $  85.6     $  90.5     $  96.8     $  94.1   $  96.4
                                      =====       ======      ======      ======       =====      ====

Leverage Ratio                          5.1x         4.8x        4.4x        3.8x        4.2x     3.8x
                                       =====       ======      ======      ======       =====     ====